Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

September 30, 2022

Shares or Principal Amounts		Value
Corporate Bonds– 11.4%
Banking – 1.1%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	$910,000	$930,203
Lloyds Banking Group PLC,
US Treasury Yield Curve Rate 5 Year + 1.5000%, 3.3690%, 12/14/46‡	571,000	352,577
		1,282,780
Capital Goods – 0.4%
Ball Corp, 2.8750%, 8/15/30	650,000	498,839
Communications – 3.9%
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	500,000	381,335
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	650,000	583,561
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	904,817
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	850,000	764,560
T-Mobile USA Inc, 3.8750%, 4/15/30	925,000	820,489
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	650,000	478,007
Ziggo BV, 4.8750%, 1/15/30 (144A)	700,000	553,000
		4,485,769
Consumer Cyclical – 0.6%
Service Corp International/US, 5.1250%, 6/1/29	800,000	727,024
Consumer Non-Cyclical – 3.0%
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	1,250,000	1,217,698
Constellation Brands Inc, 3.1500%, 8/1/29	600,000	515,428
Elanco Animal Health Inc, 6.4000%, 8/28/28	450,000	397,256
HCA Inc, 3.5000%, 9/1/30	650,000	536,718
Sysco Corp, 5.9500%, 4/1/30	498,000	504,076
Tesco PLC, 6.1500%, 11/15/37 (144A)	314,000	304,049
		3,475,225
Insurance – 0.4%
Centene Corp, 3.3750%, 2/15/30	500,000	408,750
Real Estate Investment Trusts (REITs) – 0.8%
Digital Realty Trust LP, 3.6000%, 7/1/29	1,000,000	876,715
Technology – 1.2%
CrowdStrike Holdings Inc, 3.0000%, 2/15/29	700,000	588,000
MSCI Inc, 3.8750%, 2/15/31 (144A)	600,000	505,178
VMware Inc, 3.9000%, 8/21/27	353,000	325,197
		1,418,375
Total Corporate Bonds (cost $15,481,303)		13,173,477
Common Stocks– 86.3%
Automobiles – 0.9%
Stellantis NV	91,341	1,078,459
Banks – 2.4%
BAWAG Group AG (144A)*	32,570	1,397,410
ING Groep NV	155,514	1,333,224
		2,730,634
Beverages – 4.0%
Coca-Cola Co	51,151	2,865,479
PepsiCo Inc	11,005	1,796,676
		4,662,155
Chemicals – 2.0%
Air Products & Chemicals Inc	9,977	2,321,947
Communications Equipment – 1.9%
Cisco Systems Inc	55,000	2,200,000
Diversified Telecommunication Services – 2.5%
Deutsche Telekom AG	95,039	1,628,920
TELUS Corp	63,876	1,268,548
		2,897,468
Electric Utilities – 2.2%
Enel SpA	220,370	902,945
Iberdrola SA	181,907	1,690,821
		2,593,766
Electrical Equipment – 2.7%
nVent Electric PLC	54,051	1,708,552
Schneider Electric SE	13,029	1,461,515
		3,170,067
Electronic Equipment, Instruments & Components – 1.3%
Corning Inc	51,387	1,491,251
Entertainment – 1.2%
Nintendo Co Ltd	33,000	1,336,443

Shares or Principal Amounts		Value
Common Stocks– (continued)
Equity Real Estate Investment Trusts (REITs) – 1.0%
Crown Castle International Corp	8,167	$1,180,540
Food Products – 4.0%
Mondelez International Inc	26,161	1,434,408
Nestle SA (REG)	29,913	3,239,625
		4,674,033
Health Care Equipment & Supplies – 1.3%
Medtronic PLC	18,202	1,469,811
Hotels, Restaurants & Leisure – 1.4%
McDonald's Corp	7,071	1,631,563
Industrial Conglomerates – 1.7%
Honeywell International Inc	11,723	1,957,389
Information Technology Services – 1.2%
Fidelity National Information Services Inc	18,942	1,431,447
Insurance – 6.0%
AIA Group Ltd	143,600	1,192,285
AXA SA	109,305	2,392,845
Direct Line Insurance Group PLC	353,870	727,755
Sampo Oyj	8,466	361,253
Zurich Insurance Group AG	5,799	2,305,712
		6,979,850
Interactive Media & Services – 0.8%
Tencent Holdings Ltd	27,900	942,269
Machinery – 1.8%
Sandvik AB	69,483	946,675
Volvo AB	79,084	1,116,473
		2,063,148
Metals & Mining – 3.2%
Anglo American PLC	56,947	1,719,885
BHP Group Ltd	79,319	1,974,971
		3,694,856
Multi-Utilities – 1.8%
National Grid PLC	102,422	1,056,738
Sempra Energy	7,000	1,049,580
		2,106,318
Oil, Gas & Consumable Fuels – 5.5%
Shell PLC	123,743	3,086,431
Total SE	46,199	2,174,255
Woodside Energy Group Ltd	57,819	1,175,968
		6,436,654
Paper & Forest Products – 1.7%
UPM-Kymmene Oyj	62,705	1,992,300
Personal Products – 2.8%
Unilever PLC	73,296	3,232,132
Pharmaceuticals – 16.1%
AstraZeneca PLC	23,197	2,550,395
Bristol-Myers Squibb Co	38,269	2,720,543
GSK PLC	132,107	1,926,284
Johnson & Johnson	5,241	856,170
Merck & Co Inc	32,893	2,832,745
Novartis AG	15,246	1,162,488
Novo Nordisk A/S	16,606	1,655,492
Roche Holding AG	6,965	2,271,462
Sanofi	34,734	2,650,509
		18,626,088
Professional Services – 2.8%
RELX PLC	88,942	2,157,331
SGS SA	506	1,081,054
		3,238,385
Semiconductor & Semiconductor Equipment – 3.8%
Broadcom Inc	3,891	1,727,643
MediaTek Inc	43,000	748,425
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	27,762	1,903,363
		4,379,431
Software – 4.3%
Microsoft Corp	21,312	4,963,565
Specialty Retail – 0.6%
Topsports International Holdings Ltd (144A)	945,000	663,495
Textiles, Apparel & Luxury Goods – 2.6%
Burberry Group PLC	56,100	1,118,442
Cie Financiere Richemont SA (REG)	11,919	1,118,626
VF Corp	24,155	722,476
		2,959,544

Shares or Principal Amounts		Value
Common Stocks– (continued)
Wireless Telecommunication Services – 0.8%
Tele2 AB	109,630	$946,071
Total Common Stocks (cost $104,698,904)		100,051,079
Preferred Stocks– 1.6%
Technology Hardware, Storage & Peripherals – 1.6%
Samsung Electronics Co Ltd((cost $2,301,029)	57,569	1,873,340
Investment Companies– 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 2.8879%ºº,£((cost $1,216,841)	1,216,819	1,216,940
Total Investments (total cost $123,698,077) – 100.3%		116,314,836
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(362,904)
Net Assets – 100%		$115,951,932

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$48,842,952	42.0%
Switzerland	11,178,967	9.6
Netherlands	10,362,118	8.9
United Kingdom	9,238,051	7.9
France	8,679,124	7.5
Australia	3,150,939	2.7
Sweden	3,009,219	2.6
Taiwan	2,651,788	2.3
Finland	2,353,553	2.0
Italy	1,981,404	1.7
South Korea	1,873,340	1.6
Spain	1,690,821	1.5
Denmark	1,655,492	1.4
Germany	1,628,920	1.4
China	1,605,764	1.4
Austria	1,397,410	1.2
Japan	1,336,443	1.2
Canada	1,268,548	1.1
Belgium	1,217,698	1.0
Hong Kong	1,192,285	1.0

Total	$116,314,836	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/22
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 2.8879%ºº	$15,320	$233	$(286)	$1,216,940

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 9/30/22
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 2.8879%ºº	4,362,647	5,553,399	(8,699,053)	1,216,940

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2022 is $4,665,699, which represents 4.0% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2022. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of September 30, 2022.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$13,173,477	$-
Common Stocks
Beverages	4,662,155	-	-
Chemicals	2,321,947	-	-
Communications Equipment	2,200,000	-	-
Diversified Telecommunication Services	1,268,548	1,628,920	-
Electrical Equipment	1,708,552	1,461,515	-
Electronic Equipment, Instruments & Components	1,491,251	-	-
Equity Real Estate Investment Trusts (REITs)	1,180,540	-	-
Food Products	1,434,408	3,239,625	-
Health Care Equipment & Supplies	1,469,811	-	-
Hotels, Restaurants & Leisure	1,631,563	-	-
Industrial Conglomerates	1,957,389	-	-
Information Technology Services	1,431,447	-	-
Multi-Utilities	1,049,580	1,056,738	-
Pharmaceuticals	6,409,458	12,216,630	-
Semiconductor & Semiconductor Equipment	3,631,006	748,425	-
Software	4,963,565	-	-
Textiles, Apparel & Luxury Goods	722,476	2,237,068	-
All Other	-	37,928,462	-
Preferred Stocks	-	1,873,340	-
Investment Companies	-	1,216,940	-
Total Assets	$39,533,696	$76,781,140	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2022 and through the date of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing, other than the following:

On August 4, 2022, the Board of Trustees (the “Trustees”) approved to change the Fund’s name to Janus Henderson Responsible International Dividend Fund, as well as its objectives, strategies, and benchmark effective on or about October 28, 2022. These changes are part of an initiative to reposition the Fund to shift its focus from investing in a portfolio of income-producing equity and fixed-income securities to investing in a portfolio of dividend paying equity securities. The Fund’s investment approach will also (i) seek to avoid companies and industries that it considers to be involved in business activities and behaviors that may be environmentally and/or socially harmful, and (ii) consider environmental, social and governance (“ESG”) factors and a company’s management of ESG risks.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70260 11-22